Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, José A. Segrera, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
      (1) The accompanying annual report on Form 10-K/A for the fiscal year ended March 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
      (2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

/s/ José A. Segrera

José A. Segrera
Executive Vice President and
Chief Financial Officer
(Principal Accounting Officer)
Dated: August 16, 2005